Exhibit 10.1

FIFTEENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 19, 2018, is by and among COVENANT TRANSPORT, INC., a Tennessee corporation (“CTI”), CTG LEASING COMPANY, a Nevada corporation (“CTGL”), SOUTHERN REFRIGERATED TRANSPORT, INC., an Arkansas corporation (“SRT”), COVENANT ASSET MANAGEMENT, LLC, a Nevada limited liability company (“CAM”), COVENANT TRANSPORT SOLUTIONS, LLC, a Nevada limited liability company formerly known as Covenant Transport Solutions, Inc. (“CTS”), and STAR TRANSPORTATION, INC., a Tennessee corporation (“Star”, and together with CTI, CTGL, SRT, CAM, and CTS, individually an “Existing Borrower” and collectively, “Existing Borrowers”), COVENANT LOGISTICS, INC., a Nevada corporation (“Logistics” or “New Borrower” and together with the Existing Borrowers, the “Borrowers”), COVENANT TRANSPORTATION GROUP, INC., a Nevada corporation and the owner (directly or indirectly) of all of the issued and outstanding capital stock of Borrowers (“Parent”), and DRIVEN ANALYTIC SOLUTIONS, LLC, a Nevada limited liability company (“DAS”), TRANSPORT MANAGEMENT SERVICES, LLC, a Tennessee limited liability company (“TMS” and together with DAS and Parent, individually, a “Guarantor” and collectively, “Guarantors”), the Lenders (defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

R E C I T A L S:
A.          Existing Borrowers, Guarantors, Agent, and the lenders from time to time party thereto (the “Lenders”), are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 23, 2008 (as previously amended, as amended hereby and as otherwise amended, restated or modified from time to time, the “Credit Agreement”).

B.          Borrowers have informed Agent and Lenders that (i) Parent has contributed 100% of the equity interests of Logistics to Star (the “Contribution Transaction”) and (ii) Logistics desires to join and become a Borrower under the Loan Documents (the “Joinder”) pursuant to that certain Joinder Agreement dated as of the date hereof among Logistics, the Existing Borrowers, the Guarantors and the Agent (the “Joinder Agreement”).

C.          Borrowers have requested that Agent and Lenders consent to the Contribution Transaction and Joinder and the Credit Agreement in certain respects in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Credit Agreement is hereby amended and the parties hereto covenant and agree as follows:

1.          Recitals.  The foregoing Recitals are accurate and are incorporated herein and made a part hereof for all purposes.
2.          Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)          The Definition of “Restricted Investment“ in Section 1.1 of the Credit Agreement is hereby amended by deleting the “and” immediately preceding clause (g) thereof and inserting the following new clause (h) immediately after clause (g):
and (h) Investments by Heritage Insurance Inc. in (i) Cash Equivalents and (ii) fixed income securities (“IG Fixed Income Securities”) of issuers rated Baa3 or higher by S&P and BBB− or higher by Moody’s; provided that at no time shall the aggregate amount of such IG Fixed Income Securities exceed $1,000,000;
(b)          Section 9.1.4 of the Credit Agreement is hereby amended by deleting from the first sentence thereof the phrase “as of the Closing Date” and substituting in lieu thereof “as of June 19, 2018 (or such earlier date set forth on such Schedule)”.
(c)          Section 9.1.25 of the Credit Agreement is hereby amended by inserting the word “and” before the words “Heritage Insurance, Inc.” and deleting the words “and Covenant Logistics, Inc.”.
(d)          Each of Schedules 8.5, 8.6.1 and 9.1.4 of the Credit Agreement are hereby amended and restated to read as set forth on Annex A hereto.
3.          Limited Consent.  Each of Agent and Lenders hereby consents to the Contribution Transaction and waives any notice thereof.    Obligors acknowledge that the consent in this Section 3 is granted by Agent and Lenders only for the specific instance and for the limited purpose set forth herein and shall not in any manner create a course of dealing or otherwise impair the future ability of Agent to declare a Default or Event of Default or otherwise enforce the terms of any Loan Document if any similar or related transactions arise, or otherwise.

4.          Effectiveness; Conditions Precedent.  The amendments and consent herein provided shall be effective as of the date set forth above (the “Amendment Effective Date”) upon Agent’s receipt of each of the documents referenced on the closing checklist attached as Exhibit A hereto.
5.          Acknowledgment of the Obligors.  Borrowers and Guarantors, as Obligors, hereby acknowledge and agree that, to the best of their knowledge: (a) none of the Obligors has any defense, offset, or counter-claim with respect to the payment of any sum owed to Lenders or Agent under the Loan Documents, or with respect to the performance or observance of any warranty or covenant contained in the Credit Agreement or any of the other Loan Documents; and (b) Agent and Lenders have performed all obligations and duties owed to the Obligors through the date of this Amendment.
6.          Consent and Reaffirmation of Guaranty Agreements.

(a)          Parent hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty (including without limitation, the continuation of Parent's payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

(b)          Each of DAS and TMS hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects its Guaranty (including without limitation, the continuation of each of DAS’s and TMS’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of its Guaranty against DAS and TMS in accordance with its terms.

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7.          Representations and Warranties of the Obligors.  Borrowers and Guarantors, as Obligors, represent and warrant to Agent and Lenders that:
(a)          Compliance with Credit Agreement.  On the date hereof, no Default or Event of Default has occurred and is continuing;
(b)          Representations and Warranties.  On the date hereof, the representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date);
(c)          Power and Authority.  Each Obligor is duly authorized to execute, deliver and perform this Amendment.  The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and do not (i) require any consent or approval of the holders of Equity Interests of the Obligors, other than those already obtained; (ii) contravene the Organic Documents of any Obligor; (iii) violate or cause a default under any Applicable Law, Material Contract or Material License; or (iv) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor; and
(d)          Enforceability.  This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of each Obligor, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
11.          Effect on Credit Agreement.  Except as specifically amended hereby, the terms and provisions of the Credit Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of Lenders or Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  No reference to this Amendment need be made in any notice, writing, or other communication relating to the Credit Agreement and the other Loan Documents, any such reference to the Credit Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment.  All references to the Credit Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Credit Agreement and the other Loan Documents will be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended hereby.
12.          Instrument Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
13.          Further Acts.  Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.
14.          Successors.  This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and permitted assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under this Amendment or any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Credit Agreement.
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15.          Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
16.          Consent to Forum.  EACH OBLIGOR, HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR, IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE CREDIT AGREEMENT.  Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction. Notwithstanding the foregoing, Section 14.14 of the Credit Agreement is incorporated herein by reference and shall apply to this Amendment.
17.          Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of any Loan Document by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart of such agreement.
18.          Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.
19.          Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 14.1 of the Credit Agreement.
[Signatures begin on following page]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWERS:

COVENANT TRANSPORT, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

CTG LEASING COMPANY

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Vice President

COVENANT ASSET MANAGEMENT, LLC

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Vice President

COVENANT TRANSPORT SOLUTIONS, LLC

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

SOUTHERN REFRIGERATED TRANSPORT, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

COVENANT TRANSPORT
FIFTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

STAR TRANSPORTATION, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

COVENANT LOGISTICS, INC.

By:	/s/ David R. Parker
Name:	David R. Parker
Title:	Chief Executive Officer, President, Secretary and Treasurer

GUARANTORS:

COVENANT TRANSPORTATION GROUP, INC.

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President and Chief Financial Officer

DRIVEN ANALYTIC SOLUTIONS, LLC

By:	/s/ Richard B. Cribbs
Name:	Richard B. Cribbs
Title:	Executive Vice President, Chief Financial Officer, and Treasurer

TRANSPORT MANAGEMENT SERVICES, LLC

By:	/s/ M. Paul Bunn
Name:	M. Paul Bunn
Title:	Vice President and Treasurer

[Signatures continued on following page]

COVENANT TRANSPORT
FIFTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/ Douglas Cowan
Name:	Douglas Cowan
Title:	Senior Vice President

[signatures continued on following page]

COVENANT TRANSPORT
FIFTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Angela Leake
Name:	Angela Leake
Title:	Authorized Officer

COVENANT TRANSPORT
FIFTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A

Closing Checklist

See attached.

INDEX OF CLOSING DOCUMENTS

in connection with

FIFTEENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
and
JOINDER OF COVENANT LOGISTICS, INC.,
as New Borrower,

among

COVENANT TRANSPORTATION GROUP, INC.
as Parent,

CERTAIN SUBSIDIARIES OF PARENT,
as Existing Borrowers or Guarantors,

CERTAIN FINANCIAL INSTITUTIONS
FROM TIME TO TIME PARTY THERETO,
as Lenders

and

BANK OF AMERICA, N.A.,
as Agent

Dated as of June 19, 2018

DEFINED TERMS:
Agent:	Bank of America, N.A., a national banking association

Lenders:	Bank of America, N.A.; JPMorgan Chase Bank, N.A.

Existing Borrowers:
Covenant Transport, Inc., a Tennessee corporation; CTG Leasing Company, a Nevada corporation; Covenant Asset Management, LLC, a Nevada limited liability company; Southern Refrigerated Transport, Inc., an Arkansas corporation; Covenant Transport Solutions, LLC, a Nevada limited liability company; and Star Transportation, Inc., a Tennessee corporation

New Borrower:	Covenant Logistics, Inc., a Nevada corporation (“Logistics”)

Parent:	Covenant Transportation Group, Inc., a Nevada corporation

Guarantors:	Parent, Driven Analytic Solutions, LLC, a Nevada limited liability company, and Transport Management Services, LLC, a Tennessee limited liability company

SLF:	Scudder Law Firm, P.C., counsel to Obligors

MW:	McGuireWoods LLP, counsel to Agent

Document:	Responsible Party	Status
A. FIFTEENTH AMENDMENT DOCUMENTS
1. Fifteenth Amendment to Third Amended and Restated Credit Agreement, with the following updated schedules to the Credit Agreement: Schedule 8.5 Schedule 8.6.1 Schedule 9.1.4	MW
B. JOINDER DOCUMENTS
2. Joinder Agreement	MW
3. Stock Pledge and Security Agreement Supplement, together with updated Schedule I	MW
4. UCC-1 Financing Statement (New Borrower)	MW
5. Secretary’s Certificate (New Borrower), including:	Borrowers
Exhibit A: Certified Articles of Incorporation
Exhibit B: Bylaws
Exhibit C: Resolutions
Exhibit D: Good Standing Certificate
Exhibit E: Incumbency of Officers
6. Completed Diligence Questionnaire	Borrowers
7. Insurance Documents, including:	Borrowers
a. Certificate of Liability Insurance including New Borrower
b. Evidence of Property Insurance including New Borrower

ANNEX A

Amended and Restated Schedules to the Credit Agreement

See below.

SCHEDULE 8.5
to
Third Amended and Restated Credit Agreement
DEPOSIT ACCOUNTS
Depository Bank	Type of Account	Account Number
Bank of America, New York 100 N Tryon St Charlotte, NC	Covenant Transport, Inc. Deposit Account- Nashville, TN Lockbox - Dallas, TX	XXXXXXXXXXXX Lockbox - XXXXXX
Bank of America, New York 100 N Tryon St Charlotte, NC	Star Transportation, Inc. Deposit Account- Nashville, TN	XXXXXXXXXXXX Lockbox- XXXXXX
Bank of America, New York 100 N Tryon St Charlotte, NC	Covenant Transport Solutions, Inc. Deposit Account- Nashville, TN Lockbox - Dallas, TX	XXXXXXXXXXXX Lockbox - XXXXXX
Bank of America, New York 100 N Tryon St Charlotte, NC	Covenant Asset Management, LLC Deposit Account- Nashville, TN Master Account	XXXXXXXXXXXX
Bank of America, New York 100 N Tryon St Charlotte, NC	CTG Leasing Company Deposit Account- Nashville, TN	XXXXXXXXXXXX
Bank of America, New York 100 N Tryon St Charlotte, NC	Southern Refrigerated Transport, Inc. Depository Acct	XXXXXXXXXXXX Lockbox XXXXXX
Bank of America, New York 100 N Tryon St Charlotte, NC	Covenant Transport Solutions, Inc., d/b/a Transport Financial Solutions Depository Acct	XXXXXXXXXXXX Lockbox XXXXXX

SCHEDULE 8.6.1
to
Third Amended and Restated Credit Agreement
COLLATERAL LOCATIONS

1.	Locations:
Borrower: Covenant Transport, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations:
1096 I-45 South, Hutchins, Texas 75141	Owned
1300 E. Franklin, Pomona, California 91766	Owned
4815 Crackersport Rd., Allentown, Pennsylvania 18104	Owned
9858 Sidney Hayes Rd., Orlando, Florida 32806	Owned
Borrower: Southern Refrigerated Transport, Inc.
Chief Executive Office: 8055 Highway 67 North, Texarkana, AR 71854
Other Locations: None
Borrower: Star Transportation, Inc.
Chief Executive Office: 1234 Bridgestone Parkway, La Vergne, TN 37086
Other Locations: None
Borrower: Covenant Transport Solutions, LLC
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Borrower: Covenant Asset Management, LLC
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Borrower: CTG Leasing Company
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Obligor: Driven Analytic Solutions, LLC
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Obligor: Transportation Management Services, LLC
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Borrower: Covenant Logistics, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

2.
In the five years preceding March 31, 2018, no Borrower has had any office or place of business (excluding drop lots) located in any county other than as set forth above, except as consented to by Agent and as follows:

Covenant Asset Management, LLC – 639 Isbell Road, Suite 390, Reno, NV 89509
Covenant Asset Management, LLC – 2215-B Renaissance Drive, Las Vegas, NV 89119
Star Transportation, Inc. – 1116 Polk Avenue, Nashville, TN 37224
Star Transportation, Inc. – 6850 Stateline Rd, Olive Branch, Mississippi 38654
Covenant Transport, Inc. – 3049 Chief Lane, Indianapolis, Indiana 46225
Covenant Transport, Inc. – 1450 W. Dominquez St., Long Beach, California 90810

3.	As of March 31, 2018, Parent and each Subsidiary has the following business locations that are required to be disclosed by Section 9.1.5 of this Agreement, and no others:
Parent: Covenant Transportation Group, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Subsidiary: Covenant Transport, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations:
1096 I-45 South, Hutchins, Texas 75141	Owned
1300 E. Franklin, Pomona, California 91766	Owned
4815 Crackersport Rd., Allentown, Pennsylvania 18104	Owned
9858 Sidney Hayes Rd., Orlando, Florida 32806	Owned

Subsidiary: Southern Refrigerated Transport, Inc.
Chief Executive Office: 8055 Highway 67 North, Texarkana, AR 71854
Other Locations: None

Subsidiary: Star Transportation, Inc.
Chief Executive Office: 1234 Bridgestone Parkway, La Vergne, TN 37086
Other Locations: None

Subsidiary: Covenant Transport Solutions, LLC
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Subsidiary: Covenant Asset Management, LLC
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

Subsidiary: CTG Leasing Company
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

Subsidiary: Covenant Logistics, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None

Subsidiary: IQS Insurance Retention Group, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Subsidiary: Driven Analytic Solutions, LLC
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Subsidiary: Transportation Management Services, LLC
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
Subsidiary: Heritage Insurance, Inc.
Chief Executive Office: 400 Birmingham Highway, Chattanooga, TN 37419
Other Locations: None
4.
In the five years preceding March 31, 2018, neither Parent nor Subsidiary has had an office or place of business (excluding drop lots) located in any county other than as set forth above, except as consented to by Agent.

5.	As of March 31, 2018, the following bailees, warehouseman, similar parties and consignees hold inventory or equipment of each Obligor or a Subsidiary:

Name and Address of Party	Nature of Relationship	Amount of Inventory/Equipment	Owner of Inventory/Equipment
None

SCHEDULE 9.1.4
to
Third Amended and Restated Credit Agreement

NAMES AND CAPITAL STRUCTURE
1.	The corporate names, jurisdictions of incorporation, and authorized and issued Equity Interests of each Obligor and each Subsidiary are as follows:
Name	Jurisdiction	Number and Class of Authorized Shares or other Equity Interests	Number and Class of Issued and Outstanding Shares or other Equity Interests
Covenant Transportation Group, Inc.	Nevada	Class A-20,000,000 Class B-5,000,000 Preferred-5,000,000	Class A-15,980,825* Class B-2,350,000
Covenant Transport, Inc.	Tennessee	Common-2,000 Preferred-1,000	Common-2,000
Southern Refrigerated Transport, Inc.	Arkansas	Common-10,000	Common-300
Star Transportation, Inc.	Tennessee	Common-10,000	Common-3,741
Covenant Asset Management, LLC	Nevada	Membership Interests	Membership Interests-100%
Covenant Transport Solutions, LLC	Nevada	Membership Interests	Membership Interests-100%
CTG Leasing Company	Nevada	Common-65,000,000 Preferred-10,000,000	Common-10,000
Covenant Logistics, Inc.	Nevada	Common-75,000,000	Common-10,000
IQS Insurance Risk Retention Group, Inc.	Vermont	Common-1,000	Common-101
Driven Analytic Solutions, LLC	Nevada	Membership Interests	Membership Interests-100%
Heritage Insurance, Inc.	Tennessee	Common-10,000,000	Common-250,000
Transport Management Services, LLC	Tennessee	Membership Interests	Membership Interests-100%

*As of February 23, 2018; includes shares of unvested restricted stock; excludes treasury shares.

2.	The record holders of Equity Interests of each Obligor and each Subsidiary are as follows:
Name	Class of Stock or other Equity Interests	Number of Shares or other Equity Interests	Record Owner
Covenant Transportation Group, Inc.	Class A	15,980,825*	Publicly Traded Stock
	Class B	2,350,000	David R. and Jacqueline F. Parker, as JTWROS
Covenant Transport, Inc.	Common	2,000	Covenant Transportation Group, Inc.
Southern Refrigerated Transport, Inc.	Common	300	Covenant Transportation Group, Inc.
Star Transportation, Inc.	Common	3,741	Covenant Transportation Group, Inc.
Covenant Asset Management, LLC	Membership Interests	100%	CTG Leasing Company
Covenant Transport Solutions, LLC	Membership Interests	100%	Star Transportation, Inc.
CTG Leasing Company	Common	10,000	Covenant Transport, Inc.
Covenant Logistics, Inc.	Common	10,000	Star Transportation, Inc.
IQS Insurance Risk Retention Group, Inc.	Common	60	Covenant Transport, Inc.
		10	Star Transportation, Inc.
		30	Southern Refrigerated Transport, Inc.
		1	Covenant Transport Solutions, LLC
Driven Analytic Solutions, LLC	Membership Interests	100%	Covenant Transport Solutions, LLC
Heritage Insurance, Inc.	Common	250,000	Covenant Transportation Group, Inc.
Transport Management Services, LLC	Membership Interests	100%	CTG Leasing Company

*As of February 23, 2018; includes shares of unvested restricted stock; excludes treasury shares.

3.	As of the Closing Date, all agreements binding on holders of Equity Interests of each Obligor and Subsidiaries with respect to such interests are as follows:

The holders of Equity Interests for each Obligor and each Subsidiary with respect to such interests are bound by the terms of the Articles or Certificate of Incorporation, Charter, Memorandum of Association, Bylaws, Articles of Association, Article or Certificate of Formation, and Operating Agreement, as applicable with respect to each of the specific Obligors and Subsidiaries.

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